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                                                                   EXHIBIT 10.18



                  THE BROWN & SHARPE SAVINGS AND RETIRMENT PLAN
                             FOR MANAGEMENT EMPLOYEES

                                 First Amendment
                                 ---------------

     Pursuant to Section 12.1 of The Brown & Sharpe Savings and Retirement Plan for Management Employees (the "Plan"), the Plan is hereby amended effective as of January 1, 1998:

          1. Section 13.1 is hereby amended by replacing the last sentence thereof with the following sentence:

          "At the direction of the Committee, the Trustee shall vote, in person or by proxy at its discretion, shares of Stock and Class B Stock held in the Trust for which voting instructions shall not have been received."

          IN WITNESS WHEREOF, Brown & Sharpe Manufacturing Company has caused this Amendment to be signed by its duly authorized officer this 30th day of April, 1999.

                                           Brown & Sharpe Manufacturing Company

                                           By:  _______________________________
                                                Les W. Sgnilek
                                                Treasurer